Exhibit 10-xxx(6)

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED PLEDGE AGREEMENT

AMENDMENT NO. 1, dated as of March 3, 2003 (this "Amendment No. 1"), to the Amended and Restated Pledge Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), among MEMC Electronic Materials, Inc., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower party thereto (each such subsidiary individually a "Subsidiary Pledgor" and, collectively, the "Subsidiary Pledgors"; and the Subsidiary Pledgors and Borrower are referred to collectively herein as the "Pledgors") and Citicorp USA, Inc., as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

W I T N E S S E T H:

WHEREAS, the Borrower entered into a revolving credit agreement, dated as of December 21, 2001, among the Borrower, the lenders party thereto and Citicorp USA, Inc. as administrative agent and collateral agent (as amended, supplemented or otherwise modified from time to time, the "Bank Revolving Credit Agreement"), and contemporaneously therewith, the Fund Guarantors entered into the Guaranty, pursuant to which the Fund Guarantors guaranteed the obligations of the Borrower under the Bank Revolving Credit Agreement;

WHEREAS, pursuant to the Pledge Agreement, the Pledgors agreed to pledge and grant to the Collateral Agent a security interest in the Collateral for the ratable benefit of the Secured Parties under a reimbursement agreement, dated as of December 21, 2001, among the Borrower, the Fund Guarantors and Citicorp USA, Inc. as administrative agent and collateral agent (as amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement"), pursuant to which the Borrower agreed to reimburse the Fund Guarantors for any and all payments made by the Fund Guarantors under the Guaranty;

WHEREAS, the Borrower has entered into that certain revolving credit agreement, dated as of December 5, 2002, with the lenders party thereto (the "Investor Lenders") and Citicorp USA, Inc. as administrative agent and collateral agent (as amended, supplemented or otherwise modified from time to time, the "Investor Revolving Credit Agreement"), pursuant to which the Investor Lenders agreed to provide the Borrower with a revolving credit facility in an aggregate principal amount not to exceed $35,000,000;

WHEREAS, to induce the Investor Lenders to enter into the Investor Revolving Credit Agreement, the Pledgors agreed to pledge and grant a senior subordinated security interest in the Collateral (the "Investor Security Interest") to secure the Borrower's obligations under the Investor Revolving Credit Agreement for the ratable benefit of the Secured Parties (as defined in the Investor Revolving Credit Agreement), pursuant to the Security Documents (as defined in the Investor Revolving Credit Agreement);

WHEREAS, the Pledgors and the Collateral Agent wish to amend the Pledge Agreement to, among other things, account for Investor Security Interest;

WHEREAS, pursuant to Section 10 of the Pledge Agreement, the Pledge Agreement may be amended or modified pursuant to a written agreement among the Collateral Agent and the Pledgors with respect to which such amendment or modification is to apply, subject to any consent required in accordance with Section 8.09 of the Reimbursement Agreement; and

NOW THEREFORE, in consideration of the premises herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

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1. Defined Terms. Unless otherwise defined herein or amended hereby, capitalized terms used herein which are defined in the Pledge Agreement or the Reimbursement Agreement are used herein as therein defined.

2. Amendments to the Pledge Agreement.

(a) Section 3(b) is hereby amended to read in its entirety as follows (added language in bold type):

(b) except for the lien and security interest granted under the Revolving Credit Loan Documentation (the "Revolver Security Interest") as security for the payment or performance, as the case may be, in full of the Revolving Credit Obligations (as defined in the Revolving Credit Loan Documentation), the lien and security interest granted under the Investor Revolving Credit Documentation (as defined in the Security Agreement, as amended) for the payment or performance, as the case may be, of the Investor Revolver Obligations (as defined in the Security Agreement, as amended), the lien and security interest granted under the Indenture Documentation as security for the payment or performance, as the case may be, of the Indenture Obligations, and the security interest granted hereunder, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by such Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(b) Section 3(c) is hereby amended to read in its entirety as follows (added language in bold type):

(c) such Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement, the Revolving Credit Loan Documentation, the Investor Revolving Credit Documentation or the Indenture Documentation), however arising, of all Persons whomsoever;

(c) Section 3(e) is hereby amended to add the following parenthesis at the end of Section 3(e) and after the words "Reimbursement Obligations": "(subject only to the lien and security interest that comprise the Revolver Security Interest)".

(d) Section 7 is hereby amended as follows:

(i) immediately after the paragraph beginning with "SECOND, to the payment in full of the Reimbursement Obligations . . ." and before the paragraph beginning with "THIRD, to the payment in full of the Indenture Obligations outstanding . . .", the following paragraph is inserted: "THIRD, to the payment in full of the Investor Revolver Obligations outstanding;";

(ii) the word "THIRD" in the paragraph beginning with "THIRD, to the payment in full of the Indenture Obligations outstanding . . ." is deleted and replaced with the word: "FOURTH"; and

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(iii) the word "FOURTH" in the paragraph beginning with "FOURTH, to the Pledgors . . ." is deleted and replaced with the word: "FIFTH".

3. Effectiveness. This Amendment No. 1 shall become effective as of the date first written above (the "First Amendment Effective Date").

4. Reference to and Effect on the Pledge Agreement.

(a) On or after the First Amendment Effective Date, each reference in the Pledge Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement, as amended by this Amendment No. 1.

(b) Except as amended hereby, the provisions of the Pledge Agreement are and shall remain in full force and effect.

(c) This Amendment No. 1 shall not be construed as a waiver or consent to any further or future action on the part of any of the Pledgors that would require a waiver or consent of the Collateral Agent.

5. Counterparts. This Amendment No. 1 may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Borrower, each of the Subsidiary Pledgors, the Collateral Agent and the Fund Guarantors have caused this Amendment No. 1 to be executed and delivered by their duly authorized officers as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC., By: /s/ Kenneth L. Young Name: Kenneth L. Young Title: Treasurer

EACH OF THE SUBSIDIARY PLEDGORS
MEMC ELECTRONIC MATERIALS, INC., By: /s/ Kenneth L. Young Name: Kenneth L. Young, in his capacity as Treasurer for each of the Subsidiary Pledgors

CITICORP USA, INC. as Collateral Agent By: /s/ Allen Fisher Name: Allen Fisher Title: Vice President

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Name of Institution:	TPG PARTNERS III, L.P. By:TPG GenPar III, L.P., Its General Partner By:TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

Name of Institution:	TPG PARALLEL III, L.P. By:TPG GenPar III, L.P., Its General Partner By:TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

Name of Institution:	TPG INVESTORS III, L.P. By:TPG GenPar III, L.P., Its General Partner By:TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

Name of Institution:	FOF PARTNERS III, L.P. By:TPG GenPar III, L.P., Its General Partner By:TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

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Name of Institution:	FOF PARTNERS III-B, L.P. By:TPG GenPar III, L.P., Its General Partner By:TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

Name of Institution:

TPG DUTCH PARALLEL III, C.V.

By:TPG GenPar Dutch, L.L.C.,
Its General Partner

By: TPG GenPar III, L.P.,
Its Sole Member

By:TPG Advisors III, Inc.,
Its General Partner

By: /s/ Richard A. Ekleberry
Name:Richard A. Ekleberry
Title:Vice President

Name of Institution:	T3 PARTNERS, L.P. By:T3 GenPar, L.P., Its General Partner By:T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

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Name of Institution:	T3 PARALLEL, L.P. By:T3 GenPar, L.P., Its General Partner By:T3Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

Name of Institution:	T3 INVESTORS, L.P. By:T3 GenPar, L.P., Its General Partner By:T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

Name of Institution:

T3 DUTCH PARALLEL, C.V.

By:T3 GenPar Dutch, L.L.C.,
Its General Partner

By:T3 GenPar, L.P.,
Its Sole Member

By:T3 Advisors, Inc.,
Its General Partner

By: /s/ Richard A. Ekleberry
Name:Richard A. Ekleberry
Title:Vice President

Name of Institution:	T3 PARTNERS II, L.P. By:T GenPar II, L.P., Its General Partner By:T3 Advisors II, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President

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Name of Institution:	T3 PARALLEL II, L.P. By:T3 GenPar II, L.P., Its General Partner By:T3 Advisors II, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name:Richard A. Ekleberry Title:Vice President Title:
Name of Institution:	GREEN EQUITY INVESTORS III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:

Name of Institution:	GREEN EQUITY INVESTORS SIDE III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:
Name of Institution:	TCW/CRESCENT MEZZANINE PARTNERS III, L.P.,
TCW/CRESCENT MEZZANINE TRUST III and
TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

By: TCW/Crescent Mezzanine Management III, L.L.C.,
as Its Investment Manager

By: TCW Asset Management Company, as Its Sub-Advisor

By: /s/ Jean-Marc Chapus
Name: Jean-Marc Chapus
Title: Group Managing Director

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